Exhibit 99.2

Financial Supplement

Financial Information
as of September 30, 2011

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2011

Address:	Investor Information:
Platinum Underwriters Holdings, Ltd.	Lily Outerbridge
The Belvedere Building	Vice President, Director of Investor Relations
69 Pitts Bay Road	Tel: (441) 298-0760
Pembroke, HM 08 Bermuda	Fax: (441) 296-0528
Website: www.platinumre.com	Email: louterbridge@platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2010.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss (pages 14-18), operating income or loss (page 7), related underwriting ratios (pages 14-18), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the cyclicality of the property and casualty reinsurance business; the highly competitive nature of the property and casualty reinsurance industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of catastrophic loss protection on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; the preparation of our financial statements requires us to make many estimates and judgments; the representations, warranties and covenants in our credit facilities limit our financial and operational flexibility; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; fluctuations in the mortgage-backed and asset-backed securities markets; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the possibility that we may become subject to taxes in Bermuda after 2016; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences if we are considered to be a passive foreign investment company for U.S. federal income tax purposes; under certain circumstances, our shareholders may be required to pay taxes on their pro rata share of the related person insurance income of Platinum Underwriters Bermuda, Ltd.; U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the impact of Bermuda's commitment to the Organization for Economic Cooperation and Development to eliminate harmful tax practices on our tax status in Bermuda is uncertain; the effect of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the impact of the Dodd-Frank Act on our business; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2010.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheet:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings (Loss) and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share	9
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	10
c. Book Value Per Common Share – by Quarter	11

Statements of Cash Flow:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Nine Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Nine Month Summary	21

Investments:
a. Investments	22
b. Available-for-Sale Security Detail	23
c. Corporate Bonds Detail	24
d. Municipal Bonds Detail	25
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	26

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	27
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	28

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	29

Platinum Underwriters Holdings, Ltd.
Financial Highlights
September 30, 2011 and 2010
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010

Highlights
Net premiums written	$177,124	$199,427	$497,796	$598,572
Net premiums earned	166,813	183,404	522,130	595,014
Underwriting income (loss)	(76,052)	58,410	(293,007)	123,366
Net investment income	29,762	31,078	96,105	103,955
Net operating income (loss) (1)	(56,700)	61,263	(228,085)	168,288
Net realized gains (losses) on investments	7,498	44,351	3,216	99,297
Net impairment losses on investments	(4,451)	(4,048)	(7,624)	(25,560)
Net income (loss)	$(53,535)	$93,662	$(231,128)	$233,222

Total assets	$4,747,995	$4,936,259	$4,747,995	$4,936,259
Investments and cash	4,323,517	4,539,184	4,323,517	4,539,184
Total shareholders' equity	1,726,912	2,164,873	1,726,912	2,164,873
Unpaid losses and loss adjustment expenses	$2,468,987	$2,194,173	$2,468,987	$2,194,173

Per share data
Common shares outstanding	37,330	39,266	37,330	39,266
Weighted average common shares outstanding - basic	37,183	40,485	37,165	43,029
Adjusted weighted average common shares outstanding - diluted	37,360	44,044	37,578	46,263
Basic earnings (loss) per common share	$(1.43)	$2.31	$(6.18)	$5.42
Diluted earnings (loss) per common share	(1.43)	2.13	(6.18)	5.04
Operating income (loss) per common share - diluted (1)	(1.52)	1.39	(6.10)	3.64
Dividends per common share	0.08	0.08	0.24	0.24
Basic book value per common share (2)	$46.26	$55.13	$46.26	$55.13

(1) See computation of net operating income (loss) on page 7.

(2) See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Assets
Investments:
Fixed maturity securities	$2,657,325	$2,711,289	$2,978,381	$3,047,973	$2,874,351
Short-term investments	538,887	226,307	97,153	176,648	166,207
Cash and cash equivalents	1,127,305	1,318,773	1,064,731	987,877	1,498,626
Accrued investment income	32,682	31,724	33,855	31,288	27,315
Reinsurance premiums receivable	152,633	149,616	208,959	162,682	175,914
Reinsurance balances (prepaid and recoverable)	57,025	64,858	49,992	18,434	24,253
Funds held by ceding companies	91,886	90,507	76,914	84,078	82,428
Deferred acquisition costs	31,417	32,143	36,417	36,584	39,841
Other assets	58,835	57,180	70,372	68,749	47,324
Total assets	$4,747,995	$4,682,397	$4,616,774	$4,614,313	$4,936,259

Liabilities
Unpaid losses and loss adjustment expenses	$2,468,987	$2,472,861	$2,428,477	$2,217,378	$2,194,173
Unearned premiums	141,814	139,767	167,516	154,975	180,432
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	56,413	54,112	64,816	59,388	58,460
Other liabilities	103,869	69,947	40,792	37,117	88,321
Total liabilities	$3,021,083	$2,986,687	$2,951,601	$2,718,858	$2,771,386

Shareholders' Equity
Common shares	$373	$373	$373	$377	$393
Additional paid-in capital	373,790	372,882	371,493	453,619	619,112
Accumulated other comprehensive income (loss)	126,838	40,034	(12,484)	(24,488)	58,595
Retained earnings	1,225,911	1,282,421	1,305,791	1,465,947	1,486,773
Total shareholders' equity	$1,726,912	$1,695,710	$1,665,173	$1,895,455	$2,164,873

Total liabilities and shareholders' equity	$4,747,995	$4,682,397	$4,616,774	$4,614,313	$4,936,259

Book value per common share (1)	$46.26	$45.43	$44.68	$50.20	$55.13

(1) Book value per common share is a non-GAAP financial measure as defined by Regulation G. See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Revenue
Net premiums earned	$166,813	$183,404	$522,130	$595,014
Net investment income	29,762	31,078	96,105	103,955
Net realized gains (losses) on investments	7,498	44,351	3,216	99,297
Net impairment losses on investments	(4,451)	(4,048)	(7,624)	(25,560)
Other income (expense)	(198)	(171)	838	(42)
Total revenue	199,424	254,614	614,665	772,664

Expenses
Net losses and loss adjustment expenses	201,453	79,094	680,405	315,137
Net acquisition expenses	30,208	32,517	98,273	113,934
Net changes in fair value of derivatives	4,546	4,154	5,294	6,499
Operating expenses	14,755	20,004	49,011	61,905
Net foreign currency exchange losses (gains)	(982)	235	(179)	(1,061)
Interest expense	4,769	4,763	14,302	14,232
Total expenses	254,749	140,767	847,106	510,646
Income (loss) before income taxes	(55,325)	113,847	(232,441)	262,018
Income tax expense (benefit)	(1,790)	20,185	(1,313)	28,796
Net income (loss)	$(53,535)	$93,662	$(231,128)	$233,222

Basic
Weighted average common shares outstanding	37,183	40,485	37,165	43,029
Basic earnings (loss) per common share	$(1.43)	$2.31	$(6.18)	$5.42

Diluted
Adjusted weighted average common shares outstanding	37,360	44,044	37,578	46,263
Diluted earnings (loss) per common share	$(1.43)	$2.13	$(6.18)	$5.04

Comprehensive income (loss)
Net income (loss)	$(53,535)	$93,662	$(231,128)	$233,222
Other comprehensive income (loss), net of deferred taxes	86,804	45,895	151,326	128,600
Comprehensive income (loss)	$33,269	$139,557	$(79,802)	$361,822

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Revenue
Net premiums earned	$166,813	$172,436	$182,881	$184,980	$183,404
Net investment income	29,762	33,965	32,378	30,430	31,078
Net realized gains (losses) on investments	7,498	(4,689)	407	8,494	44,351
Net impairment losses on investments	(4,451)	(1,666)	(1,507)	(11,050)	(4,048)
Other income (expense)	(198)	(60)	1,096	(165)	(171)
Total revenue	199,424	199,986	215,255	212,689	254,614

Expenses
Net losses and loss adjustment expenses	201,453	159,357	319,595	152,283	79,094
Net acquisition expenses	30,208	34,115	33,950	32,742	32,517
Net changes in fair value of derivatives	4,546	4,474	(3,726)	3,089	4,154
Operating expenses	14,755	17,105	17,151	20,731	20,004
Net foreign currency exchange losses (gains)	(982)	614	189	2,446	235
Interest expense	4,769	4,767	4,766	4,764	4,763
Total expenses	254,749	220,432	371,925	216,055	140,767
Income (loss) before income taxes	(55,325)	(20,446)	(156,670)	(3,366)	113,847
Income tax expense (benefit)	(1,790)	(45)	522	14,358	20,185
Net income (loss)	$(53,535)	$(20,401)	$(157,192)	$(17,724)	$93,662

Basic
Weighted average common shares outstanding	37,183	37,113	37,199	38,670	40,485
Basic earnings (loss) per common share	$(1.43)	$(0.55)	$(4.20)	$(0.46)	$2.31

Diluted
Adjusted weighted average common shares outstanding	37,360	37,399	38,022	40,953	44,044
Diluted earnings (loss) per common share	$(1.43)	$(0.55)	$(4.20)	$(0.46)	$2.13

Comprehensive income (loss)
Net income (loss)	$(53,535)	$(20,401)	$(157,192)	$(17,724)	$93,662
Other comprehensive income (loss), net of deferred taxes	86,804	52,518	12,004	(83,083)	45,895
Comprehensive income (loss)	$33,269	$32,117	$(145,188)	$(100,807)	$139,557

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010

Net income (loss)	$(53,535)	$93,662	$(231,128)	$233,222

Adjustments for:
Net realized (gains) losses on investments, net of tax	(6,187)	(36,683)	(3,838)	(85,224)
Net impairment losses on investments, net of tax	4,047	3,986	7,141	21,213
Net foreign currency exchange losses (gains), net of tax	(1,025)	298	(260)	(923)
Net operating income (loss) (1)	$(56,700)	$61,263	$(228,085)	$168,288

Per diluted common share:
Net income (loss)	$(1.43)	$2.13	$(6.18)	$5.04
Adjustments for:
Net realized (gains) losses on investments	(0.17)	(0.83)	(0.10)	(1.84)
Net impairment losses on investments	0.11	0.09	0.19	0.46
Net foreign currency exchange losses (gains)	(0.03)	-	(0.01)	(0.02)
Net operating income (loss) (2)	$(1.52)	$1.39	$(6.10)	$3.64

Adjusted weighted average common shares outstanding - diluted (3)	37,183	44,044	37,165	46,263

(1) Net operating income (loss) is a non-GAAP measure as defined by Regulation G and represents net income (loss) after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(2) Net operating income (loss) per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income (loss) by diluted weighted average shares outstanding for the period.

(3) The adjusted weighted average common shares outstanding - diluted for the three and nine months ended September 30, 2011 was 37,360 and 37,578. During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Key Ratios
Combined ratio (%)	145.6%	119.4%	200.4%	107.8%	68.1%

Investable assets to shareholders' equity ratio	2.50:1	2.51:1	2.49:1	2.22:1	2.10:1

Debt to total capital (%)	12.6%	12.8%	13.1%	11.7%	10.4%

Net premiums written (annualized) to shareholders' equity	0.41	0.30	0.47	0.34	0.37

Share Data
Book value per common share (1)	$46.26	$45.43	$44.68	$50.20	$55.13
Common shares outstanding (000's)	37,330	37,324	37,270	37,758	39,266

Market Price Per Common Share
High	$35.32	$38.67	$46.42	$45.80	$44.04
Low	28.75	32.18	34.70	42.10	35.63
Close	$30.75	$33.24	$38.09	$44.97	$43.52

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services (2)	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services (2)	BBB+	BBB+	BBB+	BBB+	BBB+

Supplemental Data
Total employees	129	132	144	144	145

(1) See computation of book value per common share on page 11.

(2) On October 12, 2011, Standard & Poor’s Rating Services revised the Company’s Financial Strength Rating and Counterparty Credit Rating (senior unsecured) to A- and BBB, respectively.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Earnings (Loss)
Basic and diluted
Net income (loss) available to common shareholders	$(53,535)	$93,662	$(231,128)	$233,222
Net income (loss) allocated to participating common shareholders (1)	(251)	-	(1,285)	-
Net income (loss) allocated to common shareholders	$(53,284)	$93,662	$(229,843)	$233,222

Common shares
Basic
Weighted average common shares outstanding	37,183	40,485	37,165	43,029
Diluted
Weighted average common shares outstanding	37,183	40,485	37,165	43,029
Effect of dilutive securities:
Common share options	52	3,064	195	2,748
Restricted share units	125	495	218	486
Adjusted weighted average common shares outstanding	37,360	44,044	37,578	46,263

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(1.43)	$2.31	$(6.18)	$5.42
Diluted earnings (loss) per common share (2)	$(1.43)	$2.13	$(6.18)	$5.04

 (1) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(2) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Earnings (Loss)
Basic and diluted
Net income (loss) available to common shareholders	$(53,535)	$(20,401)	$(157,192)	$(17,724)	$93,662
Net income (loss) allocated to participating common shareholders (1)	(251)	(137)	(932)	-	-
Net income (loss) allocated to common shareholders	$(53,284)	$(20,264)	$(156,260)	$(17,724)	$93,662

Common shares
Basic
Weighted average common shares outstanding	37,183	37,113	37,199	38,670	40,485
Diluted
Weighted average common shares outstanding	37,183	37,113	37,199	38,670	40,485
Effect of dilutive securities:
Common share options	52	127	438	1,703	3,064
Restricted share units	125	159	385	580	495
Adjusted weighted average common shares outstanding	37,360	37,399	38,022	40,953	44,044

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(1.43)	$(0.55)	$(4.20)	$(0.46)	$2.31
Diluted earnings (loss) per common share (2)	$(1.43)	$(0.55)	$(4.20)	$(0.46)	$2.13

(1) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(2) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Price per share at period end	$30.75	$33.24	$38.09	$44.97	$43.52

Shareholders' equity	$1,726,912	$1,695,710	$1,665,173	$1,895,455	$2,164,873
Add: Assumed exercise of share options	7,418	10,543	33,488	34,213	39,511
Shareholders' equity - diluted	$1,734,330	$1,706,253	$1,698,661	$1,929,668	$2,204,384

Basic common shares outstanding	37,330	37,324	37,270	37,758	39,266
Add: Common share options (1)	-	-	-	1,010	3,173
Add: Management and directors' options (2)	276	379	1,054	1,081	1,264
Add: Directors' and officers' restricted share units (3)	363	413	505	790	847
Diluted commons shares outstanding	37,969	38,116	38,829	40,639	44,550

Book value per common share*
Basic book value per common share	$46.26	$45.43	$44.68	$50.20	$55.13
Fully converted book value per common share	$45.68	$44.76	$43.75	$47.48	$49.48

* Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

(1) Options with a price of $27.00.

(2) Options with a price below $30.75, the closing share price at September 30, 2011.

(3) As of September 30, 2011 there were 37,330 common shares issued and outstanding. Included in this number were 146 restricted shares issued but unvested.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Net cash provided by (used in) operating activities	$(67,095)	$41,244	$(33,807)	$62,771

Net cash provided by (used in) investing activities	(113,602)	432,699	254,890	1,039,849

Net cash provided by (used in) financing activities	(2,884)	(84,720)	(89,492)	(285,347)

Effect of foreign currency exchange rate changes on cash	(7,887)	7,129	7,837	(1,431)

Net increase (decrease) in cash and cash equivalents	$(191,468)	$396,352	$139,428	$815,842

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Net cash provided by (used in) operating activities	$(67,095)	$38,516	$(5,228)	$(38,042)	$41,244

Net cash provided by (used in) investing activities	(113,602)	205,333	163,159	(301,531)	432,699

Net cash provided by (used in) financing activities	(2,884)	(2,562)	(84,046)	(171,626)	(84,720)

Effect of foreign currency exchange rate changes on cash	(7,887)	12,755	2,969	450	7,129

Net increase (decrease) in cash and cash equivalents	$(191,468)	$254,042	$76,854	$(510,749)	$396,352

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2011				Three Months Ended September 30, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$101,633	$72,689	$2,802	$177,124	$114,885	$80,362	$4,180	$199,427

Net premiums earned	85,239	78,021	3,553	166,813	98,342	80,437	4,625	183,404
Net losses and loss adjustment expenses	156,995	42,704	1,754	201,453	70,657	8,156	281	79,094
Net acquisition expenses	12,068	16,780	1,360	30,208	14,140	16,395	1,982	32,517
Other underwriting expenses	6,686	4,300	218	11,204	7,905	5,171	307	13,383
Segment underwriting income (loss)*	$(90,510)	$14,237	$221	(76,052)	$5,640	$50,715	$2,055	58,410

Net investment income				29,762				31,078
Net realized gains (losses) on investments				7,498				44,351
Net impairment losses on investments				(4,451)				(4,048)
Other income (expense)				(198)				(171)
Net changes in fair value of derivatives				(4,546)				(4,154)
Corporate expenses not allocated to segments				(3,551)				(6,621)
Net foreign currency exchange (losses) gains				982				(235)
Interest expense				(4,769)				(4,763)
Income (loss) before income taxes				$(55,325)				$113,847

Underwriting ratios*:
Net loss and loss adjustment expense	184.2%	54.7%	49.4%	120.8%	71.8%	10.1%	6.1%	43.1%
Net acquisition expense	14.2%	21.5%	38.3%	18.1%	14.4%	20.4%	42.9%	17.7%
Other underwriting expense	7.8%	5.5%	6.1%	6.7%	8.0%	6.4%	6.6%	7.3%
Combined	206.2%	81.7%	93.8%	145.6%	94.2%	36.9%	55.6%	68.1%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	184.2%	54.7%	49.4%	120.8%	71.8%	10.1%	6.1%	43.1%
Net acquisition expense	12.6%	21.5%	42.5%	16.7%	13.1%	20.2%	44.7%	16.6%
Other underwriting expense	6.6%	5.9%	7.8%	6.3%	6.9%	6.4%	7.3%	6.7%
Combined	203.4%	82.1%	99.7%	143.8%	91.8%	36.7%	58.1%	66.4%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2011				Nine Months Ended September 30, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$267,846	$222,442	$7,508	$497,796	$335,775	$246,741	$16,056	$598,572

Net premiums earned	274,996	235,949	11,185	522,130	326,698	253,505	14,811	595,014
Net losses and loss adjustment expenses	551,868	126,191	2,346	680,405	232,294	79,744	3,099	315,137
Net acquisition expenses	37,703	53,487	7,083	98,273	47,589	52,874	13,471	113,934
Other underwriting expenses	21,281	14,461	717	36,459	24,324	17,295	958	42,577
Segment underwriting income (loss)*	$(335,856)	$41,810	$1,039	(293,007)	$22,491	$103,592	$(2,717)	123,366

Net investment income				96,105				103,955
Net realized gains (losses) on investments				3,216				99,297
Net impairment losses on investments				(7,624)				(25,560)
Other income (expense)				838				(42)
Net changes in fair value of derivatives				(5,294)				(6,499)
Corporate expenses not allocated to segments				(12,552)				(19,328)
Net foreign currency exchange (losses) gains				179				1,061
Interest expense				(14,302)				(14,232)
Income (loss) before income taxes				$(232,441)				$262,018

Underwriting ratios*:
Net loss and loss adjustment expense	200.7%	53.5%	21.0%	130.3%	71.1%	31.5%	20.9%	53.0%
Net acquisition expense	13.7%	22.7%	63.3%	18.8%	14.6%	20.9%	91.0%	19.1%
Other underwriting expense	7.7%	6.1%	6.4%	7.0%	7.4%	6.8%	6.5%	7.2%
Combined	222.1%	82.3%	90.7%	156.1%	93.1%	59.2%	118.4%	79.3%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	200.7%	53.5%	21.0%	130.3%	71.1%	31.5%	20.9%	53.0%
Net acquisition expense	13.9%	22.3%	83.6%	18.7%	14.4%	20.8%	85.3%	18.9%
Other underwriting expense	7.9%	6.5%	9.5%	7.3%	7.2%	7.0%	6.0%	7.1%
Combined	222.5%	82.3%	114.1%	156.3%	92.7%	59.3%	112.2%	79.0%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Net premiums written	$101,633	$54,411	$111,802	$76,900	$114,885

Net premiums earned	85,239	91,852	97,905	92,065	98,342
Net losses and loss adjustment expenses	156,995	116,543	278,330	111,215	70,657
Net acquisition expenses	12,068	12,009	13,626	12,635	14,140
Other underwriting expenses	6,686	7,274	7,321	8,354	7,905
Segment underwriting income (loss)*	$(90,510)	$(43,974)	$(201,372)	$(40,139)	$5,640

Underwriting ratios*:
Net loss and loss adjustment expense	184.2%	126.9%	284.3%	120.8%	71.8%
Net acquisition expense	14.2%	13.1%	13.9%	13.7%	14.4%
Other underwriting expense	7.8%	7.9%	7.5%	9.1%	8.0%
Combined	206.2%	147.9%	305.7%	143.6%	94.2%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	184.2%	126.9%	284.3%	120.8%	71.8%
Net acquisition expense	12.6%	17.4%	13.4%	14.6%	13.1%
Other underwriting expense	6.6%	13.4%	6.5%	10.9%	6.9%
Combined	203.4%	157.7%	304.2%	146.3%	91.8%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Net premiums written	$72,689	$69,234	$80,519	$82,656	$80,362

Net premiums earned	78,021	77,104	80,824	90,307	80,437
Net losses and loss adjustment expenses	42,704	43,868	39,619	39,935	8,156
Net acquisition expenses	16,780	18,144	18,563	18,600	16,395
Other underwriting expenses	4,300	4,829	5,332	5,796	5,171
Segment underwriting income (loss)*	$14,237	$10,263	$17,310	$25,976	$50,715

Underwriting ratios*:
Net loss and loss adjustment expense	54.7%	56.9%	49.0%	44.2%	10.1%
Net acquisition expense	21.5%	23.5%	23.0%	20.6%	20.4%
Other underwriting expense	5.5%	6.3%	6.6%	6.4%	6.4%
Combined	81.7%	86.7%	78.6%	71.2%	36.9%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	54.7%	56.9%	49.0%	44.2%	10.1%
Net acquisition expense	21.5%	24.1%	21.6%	20.4%	20.2%
Other underwriting expense	5.9%	7.0%	6.6%	7.0%	6.4%
Combined	82.1%	88.0%	77.2%	71.6%	36.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Net premiums written	$2,802	$2,242	$2,464	$2,461	$4,180

Net premiums earned	3,553	3,480	4,152	2,608	4,625
Net losses and loss adjustment expenses	1,754	(1,054)	1,646	1,133	281
Net acquisition expenses	1,360	3,962	1,761	1,507	1,982
Other underwriting expenses	218	264	235	302	307
Segment underwriting income (loss)*	$221	$308	$510	$(334)	$2,055

Underwriting ratios*:
Net loss and loss adjustment expense	49.4%	(30.3%)	39.6%	43.4%	6.1%
Net acquisition expense	38.3%	113.9%	42.4%	57.8%	42.9%
Other underwriting expense	6.1%	7.6%	5.7%	11.6%	6.6%
Combined	93.8%	91.2%	87.7%	112.8%	55.6%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	49.4%	(30.3%)	39.6%	43.4%	6.1%
Net acquisition expense	42.5%	164.7%	56.5%	60.2%	44.7%
Other underwriting expense	7.8%	11.8%	9.5%	12.3%	7.3%
Combined	99.7%	146.2%	105.6%	115.9%	58.1%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Property and Marine
Excess of Loss	$84,886	$99,478	$218,845	$276,290
Proportional	16,747	15,407	49,001	59,485
Subtotal Property and Marine	101,633	114,885	267,846	335,775
Casualty
Excess of Loss	60,585	69,881	180,333	219,895
Proportional	12,104	10,481	42,109	26,846
Subtotal Casualty	72,689	80,362	222,442	246,741
Finite Risk
Excess of Loss	531	-	531	-
Proportional	2,271	4,180	6,977	16,056
Subtotal Finite Risk	2,802	4,180	7,508	16,056
Combined Segments
Excess of Loss	146,002	169,359	399,709	496,185
Proportional	31,122	30,068	98,087	102,387
Total	$177,124	$199,427	$497,796	$598,572

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Property and Marine
United States	$53,816	$62,272	$142,488	$183,954
International	47,817	52,613	125,358	151,821
Subtotal Property and Marine	101,633	114,885	267,846	335,775
Casualty
United States	61,086	65,707	192,854	208,455
International	11,603	14,655	29,588	38,286
Subtotal Casualty	72,689	80,362	222,442	246,741
Finite Risk
United States	2,802	4,180	7,508	16,056
International	-	-	-	-
Subtotal Finite Risk	2,802	4,180	7,508	16,056
Combined Segments
United States	117,704	132,159	342,850	408,465
International	59,420	67,268	154,946	190,107
Total	$177,124	$199,427	$497,796	$598,572

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2011			Three Months Ended September 30, 2010
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$649	$649	$1,386	$2,057	$2,057	$1,642
North American Property Catastrophe	31,657	31,655	23,678	36,382	36,380	28,003
North American Property Risk	8,411	8,412	8,604	11,622	11,642	12,766
Other Property	13,877	13,877	13,897	12,930	12,930	13,228
Marine / Aviation Proportional	1,351	1,351	1,623	1,188	1,188	1,192
Marine / Aviation Excess	314	315	1,244	4,234	4,234	4,094
International Property Proportional	4,779	4,779	4,918	3,571	3,571	4,314
International Property Catastrophe	38,700	38,192	27,531	39,222	39,206	29,616
International Property Risk	2,403	2,403	2,358	3,677	3,677	3,487
Subtotal	102,141	101,633	85,239	114,883	114,885	98,342

Casualty
Clash	2,524	2,524	2,673	3,094	3,094	3,125
1st Dollar GL	2,891	2,891	3,364	2,705	2,705	2,484
1st Dollar Other	1,906	1,906	2,135	1,652	1,652	1,489
Casualty Excess	41,518	41,518	44,708	47,205	47,205	49,715
Accident & Health	10,957	10,957	11,005	9,792	9,792	8,689
International Casualty	6,563	6,563	7,271	8,452	8,452	8,965
International Motor	1,208	1,208	1,091	1,091	1,091	986
Financial Lines	5,122	5,122	5,774	6,371	6,371	4,984
Subtotal	72,689	72,689	78,021	80,362	80,362	80,437

Finite Risk
Finite Property	531	531	531	-	-	-
Finite Casualty	2,271	2,271	3,022	4,180	4,180	4,625
Subtotal	2,802	2,802	3,553	4,180	4,180	4,625

Total	$177,632	$177,124	$166,813	$199,425	$199,427	$183,404

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$2,967	$2,967	$5,051	$6,076	$6,076	$5,032
North American Property Catastrophe	88,901	73,800	73,916	104,416	94,189	96,128
North American Property Risk	27,324	27,594	30,456	40,970	39,136	43,687
Other Property	40,761	40,761	40,638	46,929	46,929	46,987
Marine / Aviation Proportional	3,940	3,940	4,453	4,204	4,204	5,022
Marine / Aviation Excess	3,523	3,524	5,700	10,692	10,703	10,829
International Property Proportional	13,117	13,117	12,787	11,740	11,740	11,808
International Property Catastrophe	114,725	94,804	94,715	117,303	113,733	98,471
International Property Risk	7,339	7,339	7,280	9,065	9,065	8,734
Subtotal	302,597	267,846	274,996	351,395	335,775	326,698

Casualty
Clash	7,883	7,883	7,845	10,860	10,860	10,708
1st Dollar GL	14,364	14,364	13,228	8,183	8,183	7,929
1st Dollar Other	5,797	5,797	6,378	4,282	4,282	3,426
Casualty Excess	127,679	127,679	136,536	153,467	153,467	162,422
Accident & Health	32,474	32,474	28,796	30,618	30,618	27,006
International Casualty	15,168	15,168	18,871	21,494	21,494	21,821
International Motor	3,221	3,221	3,100	2,938	2,938	2,815
Financial Lines	15,856	15,856	21,195	14,899	14,899	17,378
Subtotal	222,442	222,442	235,949	246,741	246,741	253,505

Finite Risk
Finite Property	531	531	531	-	-	-
Finite Casualty	6,977	6,977	10,654	16,056	16,056	14,811
Subtotal	7,508	7,508	11,185	16,056	16,056	14,811

Total	$532,547	$497,796	$522,130	$614,192	$598,572	$595,014

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	September 30, 2011			December 31, 2010
	Fair Value	Weighted Average Book Yield	Weighted Average Market Yield	Fair Value	Weighted Average Book Yield	Weighted Average Market Yield

Available-for-sale securities
U.S. Government	$5,098	2.7%	0.7%	$391,303	1.9%	2.4%
U.S. Government agencies	100,343	0.7%	0.3%	100,547	0.7%	0.3%
Municipal bonds	1,655,062	4.7%	3.3%	1,537,432	4.7%	4.4%
Non-U.S. governments	61,535	2.8%	2.0%	76,306	2.9%	1.9%
Corporate bonds	331,966	4.8%	2.8%	366,900	4.9%	3.2%
Commercial mortgage-backed securities	196,446	5.6%	4.4%	203,313	5.4%	4.5%
Residential mortgage-backed securities	124,426	4.6%	5.5%	166,458	4.9%	6.0%
Asset-backed securities	21,773	0.5%	8.9%	23,568	3.6%	7.6%
Total fixed maturity available-for-sale securities	$2,496,649	4.5%	3.3%	$2,865,827	4.2%	3.9%

Trading securities
Non-U.S. dollar denominated securities:
Non-U.S. governments	$145,047	3.6%	1.4%	$140,089	3.6%	2.2%
U.S. Government agencies	15,629	1.9%	1.0%	15,903	1.9%	1.1%
Corporate bonds	-	-	-	68	4.5%	2.3%
Insurance-linked securities	-	-	-	26,086	10.7%	6.5%
Total fixed maturity trading securities	$160,676	3.4%	1.4%	$182,146	4.5%	2.7%

Short-term investments	$538,887	0.6%	0.6%	$176,648	0.9%	1.0%

	September 30, 2011			December 31, 2010
	Amount	% of Total		Amount	% of Total
Credit quality of investments*
Aaa	$1,340,422	41.9%		$1,395,880	43.3%
Aa	1,039,581	32.5%		1,033,317	32.0%
A	555,344	17.4%		470,525	14.6%
Baa	185,451	5.8%		225,928	7.0%
Below investment grade	75,414	2.4%		98,971	3.1%
Total	$3,196,212	100.0%		$3,224,621	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	September 30, 2011
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Available-for-sale securities
U.S. Government	$5,098	$379	Aaa	3.7

U.S. Government agencies	100,343	343	Aaa	0.2

Municipal bonds:
State general obligation bonds	872,128	69,432	Aa2	7.3
Essential service bonds*	425,619	39,362	Aa3	7.9
State income tax and sales tax bonds	181,834	21,190	Aa1	7.9
Other municipal bonds	135,714	10,888	Aa2	6.6
Pre-refunded bonds	39,767	2,518	Aa2	2.6
Subtotal	1,655,062	143,390	Aa2	7.3

Non-U.S governments	61,535	1,564	Aa1	2.1

Corporate bonds:
Industrial	203,931	10,551	A3	3.6
Utilities	70,141	5,067	A3	5.1
Insurance	50,267	2,423	A3	3.6
Finance	7,627	518	Baa1	6.7
Subtotal	331,966	18,559	A3	4.0

Commercial mortgage-backed securities	196,446	5,248	Aa2	3.4	3.8

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	70,584	3,116	Aaa	0.8	2.6
Non-agency residential mortgage-backed securities	48,239	(21,651)	Caa2	-	3.9
Alt-A residential mortgage-backed securities	5,603	(1,885)	Caa2	-	4.9
Subtotal	124,426	(20,420)	Baa1	0.4	3.2

Asset-backed securities:
Asset-backed securities	13,196	(404)	Aaa	-	7.7
Sub-prime asset-backed securities	8,577	(3,813)	Caa3	-	8.6
Subtotal	21,773	(4,217)	Baa1	-	8.0

Total	$2,496,649	$144,846	Aa3	5.7

* Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	September 30, 2011
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality

Top 20 Holdings by Issuer
Philip Morris International Inc.	$14,000	$15,576	$1,142	A2
MetLife, Inc.	14,922	15,034	97	A3
American Electric Power Company, Inc.	13,500	14,698	1,146	Baa1
HCC Insurance Holdings, Inc.	10,000	10,908	838	Baa1
Hewlett-Packard Company	10,000	10,800	482	A2
Mattel, Inc.	10,000	10,370	236	Baa1
Consolidated Edison, Inc.	9,400	10,066	651	A3
AT&T Inc.	9,250	10,016	719	A2
Anglo American plc	8,000	9,752	73	Baa1
Diageo plc	7,750	8,286	467	A3
Northeast Utilities	7,300	7,863	574	A3
Snap-On Incorporated	7,000	7,593	563	Baa1
Wal-Mart Stores, Inc.	5,461	7,562	591	Aa2
EOG Resources, Inc.	6,660	6,874	146	A3
Rio Tinto plc	5,000	6,688	507	A3
CNA Financial Corporation	6,000	6,542	530	Baa3
Hess Corporation	5,000	6,480	468	Baa2
NextEra Energy, Inc.	5,750	6,298	543	Aa3
CMS Energy Corporation	5,000	6,269	623	A3
FirstEnergy Corp.	$5,000	$5,570	$572	Baa2

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	September 30, 2011
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality

Top 10 Exposures by Jurisdiction
Illinois	$164,680	$175,234	$9,473	A1
New York	115,070	131,342	15,934	Aa2
Pennsylvania	114,200	125,665	10,488	Aa1
Connecticut	106,000	119,156	11,166	Aa2
California	97,655	112,522	12,292	A1
Massachusetts	85,655	99,780	12,324	Aa1
District of Columbia	78,495	87,757	9,182	Aa2
New Jersey	75,250	81,423	5,765	A1
Texas	68,565	74,952	6,037	Aa1
Ohio	$53,795	$58,510	$4,559	Aa1

	September 30, 2011
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Illinois	$120,000	$126,710	$5,894	A1
State of California	92,665	107,306	12,188	A1
State of Connecticut	89,000	100,693	9,702	Aa2
State of Pennsylvania	76,700	84,826	7,466	Aa1
New York State Urban Development Corporation	47,000	52,088	5,088	Aaa
State of Mississippi	46,060	50,903	3,811	Aa2
State of Texas	39,900	44,028	3,959	Aaa
State of Ohio	37,550	40,221	2,671	Aa1
State of Massachusetts	34,635	39,259	2,823	Aa1
State of Michigan	$36,500	$38,467	$1,715	Aa2

	September 30, 2011
	Amount	% of Total
Credit quality of municipal bond portfolio*
Aaa	$272,160	16.5%
Aa	959,800	58.0%
A	412,746	24.9%
Baa	10,356	0.6%
Total	$1,655,062	100.0%

 * Rated using external rating agencies (primarily Moody's) excluding credit enhancements from insurance entities.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010

Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$3,751	$22,441	$4,992	$59,087
Subsidiaries domiciled in the United States	3,747	21,910	(1,776)	40,210
Total	$7,498	$44,351	$3,216	$99,297

Net realized gains (losses) on investments by type:
Sale of securities	$3,890	$42,441	$1,414	$95,043
Mark-to-market on trading securities	3,608	1,910	1,802	4,254
Total	$7,498	$44,351	$3,216	$99,297

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$3,297	$3,870	$6,243	$13,139
Subsidiaries domiciled in the United States	1,154	178	1,381	12,421
Total	$4,451	$4,048	$7,624	$25,560

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$12	$-	$7,743
Residential mortgage-backed securities	3,923	2,885	6,310	5,625
Asset-backed securities	528	1,151	1,314	12,192
Total	$4,451	$4,048	$7,624	$25,560

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Nine Months Ended September 30, 2011 (1)				Twelve Months Ended December 31, 2010 (2)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$464,257	$3,721	$460,536	67.7%	$604,260	$10,047	$594,213	127.1%
Change in unpaid losses and loss adjustment expenses	250,331	30,462	219,869		(132,171)	(5,378)	(126,793)
Losses and loss adjustment expenses incurred	$714,588	$34,183	$680,405		$472,089	$4,669	$467,420

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of September 30, 2011				As of December 31, 2010
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$915,785	$4,221	$911,564	37.5%	$671,846	$8,149	$663,697	30.1%
Incurred but not reported	1,553,202	35,169	1,518,033	62.5%	1,545,532	763	1,544,769	69.9%
Unpaid losses and loss adjustment expenses	$2,468,987	$39,390	$2,429,597	100.0%	$2,217,378	$8,912	$2,208,466	100.0%

(1) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $1,278 and $16, respectively.

(2) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $213 and $38, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended September 30, 2011				Three Months Ended September 30, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$12,035	$14,485	$549	$27,069	$3,281	$33,091	$3,230	$39,602
Net premium adjustments related to prior years' losses	(476)	121	-	(355)	1,718	1,993	-	3,711
Net commission adjustments related to prior years' losses	(508)	409	(652)	(751)	(1,436)	1,491	(1,134)	(1,079)
Net favorable (unfavorable) development	11,051	15,015	(103)	25,963	3,563	36,575	2,096	42,234

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	1,905	-	-	1,905	(7,804)	44	-	(7,760)
Net premium adjustments related to prior years' losses	(28)	-	-	(28)	113	-	-	113
Net commission adjustments related to prior years' losses	(2)	-	-	(2)	-	-	-	-
Net favorable (unfavorable) development	1,875	-	-	1,875	(7,691)	44	-	(7,647)

Total net favorable (unfavorable) development	$12,926	$15,015	$(103)	$27,838	$(4,128)	$36,619	$2,096	$34,587

	Nine Months Ended September 30, 2011				Nine Months Ended September 30, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$15,022	$45,326	$5,330	$65,678	$42,394	$89,046	$7,922	$139,362
Net premium adjustments related to prior years' losses	(546)	603	-	57	2,707	2,423	-	5,130
Net commission adjustments related to prior years' losses	(504)	507	(4,723)	(4,720)	(5,290)	5,057	(10,310)	(10,543)
Net favorable (unfavorable) development	13,972	46,436	607	61,015	39,811	96,526	(2,388)	133,949

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	16,326	(32)	371	16,665	(8,495)	49	-	(8,446)
Net premium adjustments related to prior years' losses	(355)	-	-	(355)	(1,353)	-	-	(1,353)
Net commission adjustments related to prior years' losses	(10)	-	-	(10)	-	-	-	-
Net favorable (unfavorable) development	15,961	(32)	371	16,300	(9,848)	49	-	(9,799)

Total net favorable (unfavorable) development	$29,933	$46,404	$978	$77,315	$29,963	$96,575	$(2,388)	$124,150

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of October 1, 2011
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$147	$114	$293	$234	$366	$301
United States	Earthquake	12	12	191	191	247	247
Pan-European	Windstorm	127	64	260	136	314	185
Japanese	Typhoon	5	5	52	52	69	69
Japanese	Earthquake	12	12	132	110	249	227
Canadian	Earthquake	$-	$-	$55	$45	$166	$114

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums and net of retrocessional recoveries.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.